Exhibit 32.1

CERTIFICATION AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SBT Bancorp, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof, I, Martin J. Geitz, the Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

(i)      The quarterly report of the Company on Form 10-Q for the period ending March 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (ii)     The information contained in the quarterly report of the Company on Form 10-Q for the period ending March 31, 2013 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Martin J. Geitz
Martin J. Geitz
Chief Executive Officer
Date: May 13, 2013